                                                                          EX 4.2
                                                                          ------

                         [FRONT OF RIGHTS CERTIFICATE]

                           THERMEDICS DETECTION INC.

CONTROL NUMBER             SUBSCRIPTION CERTIFICATE             SUBSCRIPTION
                            REPRESENTING RIGHTS TO             CERTIFICATE FOR
                           PURCHASE SHARES OF COMMON
                           STOCK, $.10 PAR VALUE, OF
                           THERMEDICS DETECTION INC.
                         ("COMMON STOCK"). VOID IF NOT
                          EXERCISED BEFORE 5:00 P.M.
                        EASTERN TIME ON MARCH __, 1997.

                        THIS SUBSCRIPTION CERTIFICATE              SHARES
                          IS TRANSFERABLE AND MAY BE
                         COMBINED OR DIVIDED (BUT ONLY       SUBSCRIPTION PRICE:
                        INTO CERTIFICATES EVIDENCING A      U.S.$_____ PER SHARE
                          WHOLE NUMBER OF RIGHTS) AT
                        THE OFFICE OF THE SUBSCRIPTION
                                    AGENT.
THE TERMS AND CONDITIONS                                      CUSIP ___________
OF THE RIGHTS OFFERING ARE
SET FORTH IN THE
COMPANY'S PROSPECTUS
DATED FEBRUARY __, 1997
(THE "PROSPECTUS") AND ARE
INCORPORATED HEREIN BY
REFERENCE. COPIES OF THE
PROSPECTUS ARE AVAILABLE
UPON REQUEST FROM
AMERICAN STOCK TRANSFER
& TRUST COMPANY, THE
SUBSCRIPTION AGENT.


REGISTERED OWNER:



The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Special delivery instructions may be specified by completing Form 4. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE EXERCISED, TRANSFERRED, ASSIGNED OR SOLD UNLESS THE REVERSE SIDE HEREOF IS SIGNED, WITH A SIGNATURE GUARANTEED IN ACCORDANCE WITH THE MEDALLION SIGNATURE GUARANTEE PROGRAM, IF APPLICABLE, AND THE APPROPRIATE FORM IS COMPLETED.

Dated:

                         [ THERMEDICS DETECTION INC. ]
                            [   Corporate Seal   ]


Secretary                                  President and Chief Executive Officer

                         [BACK OF RIGHTS CERTIFICATE]

                           THERMEDICS DETECTION INC.

RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCE THEREBY.

        FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably
        ------
exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

        (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share): _______________

        (b)     Number of shares subscribed for pursuant to the Oversubscription
                Privilege: _______________

        (c) Total Subscription Price (total number of shares subscribed for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege -- times the Subscription Price of $_____): _______________ (1)

METHOD OF PAYMENT (CHECK ONE)

        [_] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY.

        [_] WIRE TRANSFER DIRECTED TO AMERICAN STOCK TRANSFER & TRUST COMPANY AT ITS ACCOUNT MAINTAINED AT CHEMICAL BANK, 55 WATER STREET, NEW YORK, NEW YORK 10041, ACCOUNT NO. ____________, ABA NO. 021 000 128.

(1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares that the undersigned has the right to purchase pursuant to the Basic Subscription Privilege (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Thermedics Detection Common Stock equal to the quotient obtained by dividing the Subscription Excess by $_____. The amount remaining after such division shall be returned to the subscriber without interest or deduction.

        (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

                [_] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.

                [_] DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

                [_] SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3 INSTRUCTIONS.

[_] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Owner(s)..........................................
        Window Ticket Number (if any)...........................................
        Date of Execution of Notice of Guaranteed Delivery......................
        Name of Institution which Guaranteed Delivery...........................

        FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OR
        ------
YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, _____ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. or Taxpayer ID No. of transferee in full):

                                            ------------------------------------
Name:.......................................          PROVIDE GUARANTEE
Address:....................................           OF SIGNATURE(S)
 ............................................       BELOW IF TRANSFEREE IS
 ............................................        NOT A BANK OR BROKER
 ............................................
                                            ------------------------------------
  Social Security No. or Taxpayer ID No.

[_]     FORM 3 - CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH THE
        ------
SUBSCRIPTION AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

[_]     FORM 4 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any
        ------
stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                                            ------------------------------------
Name:.......................................         PROVIDE GUARANTEE OF
Address:....................................          SIGNATURE(S) BELOW
 ............................................
                                            ------------------------------------
                             (Including Zip Code)

--------------------------------------------------------------------------------

           IMPORTANT                     Area Code and
    RIGHTS HOLDERS SIGN HERE             Telephone Number.......................
AND, IF RIGHTS ARE BEING SOLD OR                           (Home)
 EXERCISED, COMPLETE SUBSTITUTE
           FORM W-9                      .......................................
 ..................................                       (Business)
 ..................................
   (Signature(s) of Holder(s)            Tax Identification or
                                         Social Security No....................
Dated:......................, 1997            (Complete Substitute Form W-9)
(Must be signed by the registered
holder(s) exactly as name(s)                     GUARANTEE OF SIGNATURE(S)
appear(s) on this Subscription                 Note: See paragraph 5(c) of
Certificate.  If signature is by                        Instructions
trustee(s), executor(s),
administrator(s), guardian(s),           Authorized Signature ..................
attorney(s)-in-fact, agent(s),
officer(s) of a corporation or           Name...................................
another acting in a fiduciary
capacity, please provide the             Title..................................
following information.  See
Instructions.)                           Name of Firm ..........................

Name(s)...........................       Address................................
 ..................................
         (Please Print)                  Area Code and Telephone Number ........

Capacity..........................       Dated............................, 1997
Address...........................
 ..................................
      (Including Zip Code)